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                                                                    EXHIBIT 99.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), the undersigned, James T. Rash, Chief Financial Officer of Tidel Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                      /s/ JAMES T. RASH
                                                      -----------------
                                                      JAMES T. RASH
                                                      Chief Financial Officer
                                                      August 19, 2002